UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17th, 2005

Commission File No. 000-25553

Amersin Life Sciences Corporation

(Exact name of registrant as specified in its charter)

NEVADA	88-0419476
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

410 Park Avenue, 15th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 881-2891

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The company has appointed Mr. Rob Gillingham to its board of directors effective immediately.

Mr. Gillingham is a Canadian Chartered Account who completed articles with Coopers & Lybrand.  From 1993 to 2003 Mr. Gillingham served as the president of Java Group Inc. a publicly listed company involved in the retail food services industry with strong ties in Germany specializing the marketing of brewed and bulk gourmet coffees.  He has also provided financial consulting and corporate structure services to both private and public companies and brings a tremendous depth of experience in financing and corporate development, particularly in the natural resources sectors including forestry, mining, oil and gas.

A copy of the news release regarding the appointment is included herein as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amersin Life Sciences Corporation (Registrant)

By:	/s/ H. Y. (Reid) Li
H. Y. (Reid) Li

Date: November 17th, 2005

EXHIBIT 99.1	PRESS RELEASE

Amersin Appoints Director

NEW YORK, November 17, 2005, (PrimeZone) -- Amersin Life Science Corporation (OTCBB: AMLS), is pleased to announce the immediate appointment of Mr. Rob Gillingham to its Board of Directors.

Mr. Gillingham is a Canadian Chartered Account who completed articles with Coopers & Lybrand.  From 1993 to 2003 Mr. Gillingham served as the president of Java Group Inc. a publicly listed company involved in the retail food services industry with strong ties in Germany specializing the marketing of brewed and bulk gourmet coffees.  He has also provided financial consulting and corporate structure services to both private and public companies.

Reid Li, Amersin’s Chief Executive Officer said, “We are very proud to have Mr.  Gillingham join our team. He brings a tremendous depth of experience in financing and corporate development, particularly in the natural resources sectors including forestry, mining, oil and gas. His professional qualifications and extensive business development experience will be invaluable to the management team and to the future development of our Company.”

"Safe Harbor” Statement: This news release contains certain "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the forward-looking statements contained herein. Detailed information about many risk factors are set forth in Amersin’s periodic filings with the Securities and Exchange Commission including, but not limited to, those risks and uncertainties listed in the sections entitled "Cautionary Note Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis” in Amersin’s most recent Quarterly Report on Form 10-QSB. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at http://www.sec.gov or the Amersin web site at http://www.amersin.com. Amersin is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, contact:

Corporate Communications:

Amersin Life Sciences Corporation

Howard Milne, 604-881-2899 ext 220, or Eric Fletcher at ext 300

Fax: 604-881-2892

howard @ amersin.com

eric @ amersin.com